Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Board Authorizes New $50 Million Share Repurchase Program

HOUSTON, July 11, 2012 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, today announced that its board of directors authorized a program to repurchase up to $50.0 million of the company’s common stock. Purchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions. During the second quarter of 2012, Group 1 repurchased 241,991 common shares at an average price of $46.75. The new $50.0 million program replaces any amount remaining under the prior authorization at June 30.

The company expects that any repurchase of shares will be funded by cash from operations. Repurchased shares will be held in treasury.

About Group 1 Automotive, Inc.
Group 1 owns and operates 122 automotive dealerships, 159 franchises, and 28 collision centers in the United States and the United Kingdom that offer 32 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related vehicle financing, service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor Contacts:
Kim Paper Canning
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | kpaper@group1auto.com

Media Contacts:
Pete DeLongchamps
V.P. Financial Services and Manufacturer Relations
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com